UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 28, 2005

VISEON, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-27106	411767211
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8445 Freeport Parkway, Suite 245, Irving, Texas		75063
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-906-6300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On April 28, 2005, Viseon, Inc. sent a letter to its stockholders, which is attached to this Form 8-K as Exhibit 20.1

Item 9.01. Financial Statements and Exhibits.

Exhibits: The following is filed as an exhibit to this Report.

20.1 Viseon, Inc. Letter to Stockholders dated April 28, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISEON, INC.

May 3, 2005	By:	John C. Harris

Name: John C. Harris
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

20.1	Viseon, Inc. Letter to Stockholders dated April 28, 2005